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                         MARISA CHRISTINA, INCORPORATED
                            SECTION 906 CERTIFICATION

The following statement is provided by the undersigned to accompany the foregoing Report on Form 10 Q pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed filed pursuant to any provision of the Exchange Act of 1934 or any other securities law:

                  Each of the undersigned certifies that the foregoing Report on Form 10 Q fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Marisa Christina, Incorporated.


                                       /s/   S. E. Melvin Hecht
                                       --------------------------------------
                                       S. E. Melvin Hecht
                                       Vice Chairman, Chief Financial Officer
                                         and Treasurer
                                       Marisa Christina, Incorporated

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